SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                         -----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        February 5, 1999
                                                  -----------------------------



                                    Room Plus
               (Exact Name of Registrant as Specified in Charter)



           New York                      1-14478                 11-2622051
------------------------------        ------------           ------------------
 (State or Other Jurisdiction         (Commission              (IRS Employer
        of Incorporation)              File Number)          Identification No.)



  91 Michigan Avenue, Paterson, New Jersey                         07503
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code       (973) 523-4600
                                                  -----------------------------


                                 Not Applicable
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

               Pursuant to authorization of the Company's Board of Directors, the Company (i)(a) issued a Stock Subscription Warrant dated February 5, 1999 (the "New Warrant") to David Belford ("Belford"), the Company's Chairman of the Board, pursuant to which Belford is granted the right to purchase up to 2,000,000 shares of the Company's Common Stock at an exercise price of $0.75 per share (subject to adjustment) at any time prior to 5:00 P.M. (New York time) on July 31, 2003, and (b) cancelled a Stock Subscription Warrant dated July 31, 1998 previously issued to Belford pursuant to which he had the right to purchase up to 2,000,000 shares of the Company's Common Stock at an exercise price of $2.00 per share (subject to adjustment); and (ii)(a) entered into new Stock Option Agreements (the "New Option Agreements") with each of Ronald A. Kaplan, the Company's President and Chief Executive Officer, and Stephen Giordano, the Company's Executive Vice President, pursuant to which Messrs. Kaplan and Giordano are granted the option to purchase up to 300,000 and 100,000 shares, respectively, of the Company's Common Stock at an exercise price of $0.75 per share (subject to adjustment) in accordance with vesting schedules set forth in such New Option Agreements, and (b) cancelled previous Stock Option Agreements with such individuals that covered the same numbers of shares at an exercise price of $2.00 per share (subject to adjustment). Copies of the New Warrant and each of the New Option Agreements are filed as Exhibits 4.14, 4.15 and 4.16 to this Report on Form 8-K and are incorporated herein by reference. Reference is made to such Exhibits for a complete statement of the terms and conditions of such New Warrant and New Option Agreements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits. The following Exhibits are filed herewith.

      Number                           Description

      4.14             Stock   Subscription   Warrant   issued   by  the
                       Company to David Belford, dated February 5, 1999

      4.15 Stock Option Agreement by and between the Company and Ronald A. Kaplan

      4.16 Stock Option Agreement by and between the Company and Stephen Giordano

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ROOM PLUS, INC.


                                     By: /s/ Jay H. Goldberg
                                         -------------------------
                                         Name:  Jay H. Goldberg
                                         Title: Chief Financial Officer



Dated: February 18, 1999